CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:        GMACM Mortgage Loan Trust 2002-J2      POLICY NUMBER:  37714
                    GMACM Mortgage Pass-Through Certificates, Series 2002-J2
                    Class A-5 Certificates through Class A-40 Certificates, as individually described on Schedule I attached hereto

        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by Bank One, National Association, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment to the extent entitled thereto. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). This Policy does not provide credit enhancement for any Class of Certificates other than the Obligations.

        The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment  of the  Insurer  as agent for such  Owner in any  legal  proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which



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the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

        Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

        As used herein, the following terms shall have the following meanings:

        "Agreement" means the Pooling and Servicing Agreement dated as of March 27, 2002 among Residential Asset Mortgage Products, Inc., as Depositor, GMAC Mortgage Corporation, as Servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

        "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City, the Commonwealth of Pennsylvania or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" means with respect to each Class of the Obligations and any Distribution Date, an amount equal to (a) any interest shortfall, except Prepayment Interest Shortfalls to the extent covered by amounts due from the Servicer or from funds on deposit in the Insured Reserve Fund and shortfalls resulting from application of the Relief Act, allocated to the related Obligations, (b) the principal portion of any Realized Loss allocated to the related Obligations and (c) the Certificate Principal Balance of the related Obligations to the extent unpaid on the Scheduled Final Distribution Date, after taking into account all distributions to be made on such date.

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        "Insured Payment" means (a) as of any Distribution  Date, any Deficiency
Amount and (b) any Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

        "Owner" means each Certificateholder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

        "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

        The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

        THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

        The   insurance   provided   by  this  Policy  is  not  covered  by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.



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        IN WITNESS  WHEREOF,  the  Insurer has caused this Policy to be executed and attested this 27th day of March, 2002.

                                               MBIA INSURANCE CORPORATION


                                               By:  /s/ Gary C. Dunton
                                                    President



                                               Attest:



                                               By:  /s/ Amy R.Gonch
                                                    Assistant Secretary



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                                    EXHIBIT A

                        TO CERTIFICATE GUARANTY INSURANCE
                              POLICY NUMBER: 37714

                        NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 37714


State Street Bank and Trust Company, N.A., as Fiscal Agent
    for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
    Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

        The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
37714 (the "Policy") issued by the Insurer in respect of the GMACM Mortgage Loan Trust 2002-J2 GMACM Mortgage Pass-Through Certificates, Series 2002-J2, Class A-5 Certificates through Class A-40 Certificates (the "Obligations"), that:

     (a) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 27, 2002, among Residential Asset Mortgage Products, Inc., as Depositor, GMAC Mortgage Corporation, as Servicer, and the Trustee, as trustee for the Owners;

     (b)  the amount due under clause (a) of the definition of Deficiency Amount
          for  the  Distribution   Date  occurring  on  [   _____________]   the
          "Applicable Distribution Date") is $[ ____________________];

     (c) the amount due under clause (b) of the definition of Deficiency Amount for the Applicable Distribution Date is $[ ]; -----------------

     (d) the amount due under clause (c) of the definition of Deficiency Amount for the Applicable Distribution Date is $[_____________________];

     (e) the sum of the amounts listed in paragraphs (b), (c) and (d) above is $[________________] (the "Deficiency Amount");

     (f) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by

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          a trustee in bankruptcy  pursuant to the Bankruptcy Code in accordance
          with  a  final   nonappealable  order  of  a  court  having  competent
          jurisdiction is $[ ] (the "Preference Amount");

     (g) the total Insured Payment due is $[__________], which amount equals the sum of the Deficiency Amount and the Preference Amount;

     (h) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (e) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (f) above to be applied to the payment of any Preference Amount; and

     (i) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
          Policy: [TRUSTEE'S ACCOUNT NUMBER].

        Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the [_________] day of [______________], [________].

                                               [NAME OF TRUSTEE], as Trustee


                                               By
                                                  -----------------------------
                                               Title
                                                     --------------------------


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                      SCHEDULE I

                      OBLIGATIONS

CLASS                      PASS-THROUGH RATE              INITIAL CERTIFICATE
                                                           PRINCIPAL BALANCE
 A-5                             6.50%                          $400,000
 A-6                             6.50%                          $400,000
 A-7                             6.50%                          $400,000
 A-8                             6.50%                          $400,000
 A-9                             6.50%                          $400,000
 A-10                            6.50%                          $400,000
 A-11                            6.50%                          $400,000
 A-12                            6.50%                          $400,000
 A-13                            6.50%                          $400,000
 A-14                            6.50%                          $400,000
 A-15                            6.50%                          $300,000
 A-16                            6.50%                          $300,000
 A-17                            6.50%                          $300,000
 A-18                            6.50%                          $300,000
 A-19                            6.50%                          $300,000
 A-20                            6.50%                          $300,000
 A-21                            6.50%                          $300,000
 A-22                            6.50%                          $300,000
 A-23                            6.50%                          $300,000
 A-24                            6.50%                          $300,000
 A-25                            6.50%                          $300,000
 A-26                            6.50%                          $300,000
 A-27                            6.50%                          $300,000
 A-28                            6.50%                          $300,000
 A-29                            6.50%                          $300,000
 A-30                            6.50%                          $300,000
 A-31                            6.50%                          $300,000
 A-32                            6.50%                          $300,000
 A-33                            6.50%                          $300,000
 A-34                            6.50%                          $300,000
 A-35                            6.75%                         $4,000,000
 A-36                            6.00%                         $2,000,000
 A-37                            6.50%                         $4,000,000
 A-38                            6.50%                         $4,129,000
 A-39                            6.50%                         $3,620,000
 A-40                            6.50%                         $2,103,000


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